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                                                                   EXHIBIT 10(u)

                         THE STANDARD PRODUCTS COMPANY
                           RESTRICTED STOCK AGREEMENT

        This Restricted Stock Agreement (this "Agreement"), is made as of this 1st day of July, 1997, by and between The Standard Products Company, an Ohio corporation (the "Company"), and James S. Reid, Jr. ("Executive") under The Standard Products Company 1991 Restricted Plan (the "Plan"):

        1. The Company hereby awards to Executive Twelve Thousand Five Hundred (12,500) Common Shares, $1.00 par value, of the Company ("Common Shares"), in all respects subject to the terms, conditions and provisions of this Agreement and the Plan, a copy of which is attached to this Agreement and incorporated herein by reference.

        2. Common Shares awarded to Executive hereunder are subject to restriction and may not be sold, transferred or otherwise assigned until such shares have vested in accordance with paragraph 3 hereof. Notwithstanding the foregoing, however, Common Shares immediately vest in Executive upon a Change in Control of the Company (as defined in the Plan). In the event of Executive's death or disability all unvested Common Shares shall vest in Executive or his designated beneficiary, as the case may be.

        3. Subject to earlier vesting pursuant to the provisions of paragraph 2, the Common Shares awarded hereunder shall become vested in Executive on July 1, 1999 or upon Executive's retirement as Chairman of the Board of the Company, whichever first occurs.

        4. Common Shares awarded hereunder shall be issued in the name of Executive, and the Company's transfer agent will show Executive as the owner of record of such Common Shares. Executive will have all rights of a shareholder with respect to awarded Common Shares, including the right to vote such shares, subject to the limitations imposed by this Agreement and the Plan. The certificates representing awarded Common Shares shall not be delivered to Executive until such Common Shares become vested. If Executive shall voluntarily cease to be an employee of the Company prior to vesting of Common Shares (other than by reason of retirement as Chairman of the Company) Executive shall forfeit to the Company all Common Shares not then vested in Executive. In this regard, simultaneously with the issuance of certificates representing awarded Common Shares, Executive shall execute and deliver stock powers forfeiting to the Company Common Shares awarded hereunder but not vested in the event Executive voluntarily ceases to be an employee of the Company prior to any vesting date. Executive acknowledges that Common Shares awarded hereunder shall be subject to the restrictions and risks of forfeiture contained herein and in Section 8 of the Plan.

        5. Executive hereby agrees that he shall pay to the Company, in cash, any federal, state or local taxes of any kind required by law to be withheld with respect to the Common Shares awarded to him hereunder. If Executive does not make such payment to the Company, the Company shall have the right to deduct from any payment of any kind otherwise due to Executive from the Company (or from any subsidiary of the Company), any
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federal, state or local taxes of any kind required by law to be withheld with respect to Common Shares awarded to Executive under this Agreement.

        6. Executive represents that Common Shares awarded hereunder are being acquired by Executive not with a view toward resale or distribution and Executive will not sell or otherwise transfer such Common Shares except in compliance with the Securities Act of 1933 and the rules and regulations promulgated thereunder. Executive hereby acknowledges that Common Shares awarded hereunder shall bear legends and statements evidencing such restrictions and other restrictions contained in Section 8 of the Plan.

                     THE STANDARD PRODUCTS COMPANY

                     By  Donald R. Sheley, Jr.
                         ------------------------------------------------------

                     Title  Vice President, Finance and Chief Financial Officer
                            ---------------------------------------------------

                     Date  July 1, 1997

        Executive acknowledges receipt of the Plan, a copy of which is attached hereto, and represents that he is familiar with the terms and provisions thereof, and hereby agrees that Common Shares granted under this Agreement are subject to all terms and provisions of this Agreement. Executive hereby agrees to accept as binding, conclusive and firm all decisions and interpretations of the Salary and Stock Option Committee of the Board of Directors of the Company.

                     EXECUTIVE

                     James S. Reid, Jr.
                     ----------------------------------------------------------

                     Date  July 1, 1997